Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Vangent, Inc. (the ''Company’’) on Form 10-Q for the quarter ended July 3, 2010, as filed with the Securities and Exchange Commission on the date hereof (the ''Report’’), I, John M. Curtis, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2010	/s/ John M. Curtis
John M. Curtis
President and Chief Executive Officer

A signed original of this written statement has been provided to Vangent and will be retained by Vangent and furnished to the SEC or its staff upon request.